SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                          Date of Report: December 12, 2000

Commission          Exact name of registrant as specified in its charter  State of        I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation   ID. Number

1-1217              Consolidated Edison Company                           New York        13-5009340
                    of New York, Inc.
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600




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                                      - 2 -

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

On December 12, 2000, Consolidated Edison Company of New York, Inc. (the "Company") entered into an underwriting agreement with Morgan Stanley & Co. Incorporated for the sale of $350 million aggregate principal amount of the Company's 6.625% Debentures, Series 2000 C (the "Debentures"). The Debentures were registered under the Securities Act of 1933 pursuant to a Registration
Statement on Form S-3 (No. 333-50236, declared effective November 30, 2000) relating to $765 million aggregate principal amount of unsecured debt securities of the Company, of which $265 million has been carried over from Registration Statement No. 333-43816. Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     1            Underwriting Agreement relating to the Debentures.

     4            Form of Debenture.


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                                      - 3 -

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON COMPANY
                                    OF NEW YORK, INC.



                                    By Robert P. Stelben
                                       Robert P. Stelben
                                       Vice President and Treasurer

DATE:  December 12, 2000


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                                      - 4 -

                                Index to Exhibits

                                                      Sequential Page
                                                      Number at which

Exhibit                 Description                   Exhibit Begins

      1                 Underwriting Agreement
                        relating to the Debentures.

      4                 Form of Debenture.